CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

ANNOUNCES SECOND QUARTER 2003 RESULTS

SECOND QUARTER

Consolidated Net Revenues up 18% to $31.9 Million

Czech Award Takes Net Income up to $330.8 Million

Earnings per Share $22.12

SIX MONTHS

Consolidated Net Revenues up 26% to $55.4 Million

Czech Award Takes Net Income up to $319.5 Million

Earnings per Share $21.37

HAMILTON, BERMUDA, August 6, 2003 - Central European Media Enterprises Ltd. (CME) (NASDAQ:CETV) today announced financial results for the three and six month periods ended June 30, 2003.

CME's Consolidated Net Revenues for the three months ended June 30, 2003 increased by 18% to $31.9 million from $27.0 million for the three months ended June 30, 2002. Net income for the period was $330.8 million compared to a net loss of $12.3 million. This increase was due to the $358.6 million received as a result of the successful Czech Arbitration.

Consolidated Net Revenues for the six months ended June 30, 2003 increased by 26% to $55.4 million from $44.1 million for the six months ended June 30, 2002. Net income for the period was $319.5 million compared to a net loss of $24.2 million. This increase was due to the $358.6 million received as a result of the successful Czech Arbitration.

Headline Consolidated Results for the three and six-month periods ended June 30, 2003 and 2002 were:

	CONSOLIDATED RESULTS
	For the three months ended June 30, (US $000's)				For the six months ended June 30, (US $000's)
	2003	2002	US$ change	% change	2003	2002	US$ change	% change

Net revenues	$ 31,926	$ 26,959	$ 4,967	18%	$ 55,448	$ 44,142	$ 11,306	26%
Income/(loss) before provision for income taxes, minority interest and discontinued operations	$ (14,845)	$ (6,973)	$ (7,872)	(113)%	$ (22,693)	$ (15,840)	$ (6,853)	(43)%
Net income/(loss)	$ 330,826	$ (12,316)	$ 343,142	2,786%	$ 319,539	$ (24,219)	$ 343,758	1,419%

The revenues and expenses of the Czech operations have been accounted for as discontinued operations. An unaudited summary of results for the five years to 2002 restated to reflect operations in the Czech Republic as discontinued is attached.

CME evaluates the performance of its television operations based on Segment(1) Net Revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

For the three months ended June 30, 2003, Total Segment(1) Net Revenues increased 23% to $48.0 million from $39.0 million for the three months ended June 2002. Total Segment(1) EBITDA for the period increased 39% to $14.7 million from $10.5 million.

For the six months ended June 30, 2003 Total Segment(1) Net Revenues increased 25% to $82.1 million from $65.8 million for the six months ended June 2002. Total Segment(1) EBITDA for the period increased 35% to $20.2 million from $15.0 million.

CME's Total Segment(1) Net Revenues and Total Segment(1) EBITDA for the three and six month periods ended June 30, 2003 were:

	SEGMENT (1) RESULTS
	For the three months ended June 30, (US $ 000's)				For the six months ended June 30, (US $ 000's)
	2003	2002	US$ change	% change	2003	2002	US$ change	% change

Total Segment Net Revenues	$ 48,005	$ 38,995	$ 9,010	23%	$ 82,091	$ 65,809	$ 16,282	25%
Total Segment EBITDA	$ 14,658	$ 10,544	$ 4,114	39%	$ 20,218	$ 15,010	$ 5,208	35%
EBITDA Margin	30.5%	27.0%			24.6%	22.8%

Commenting on today's announcement, CME President and Chief Operating Officer Robert Burke, said, "Our station group posted exceptional growth in Segment Net Revenues for the first half of 2003, far outpacing the global advertising industry. This outstanding top line growth reflects our market leadership positions in each country. Our station operating margins continue to be among the highest of all European broadcasters."

CME Vice-Chairman and Chief Executive Fred Klinkhammer, said, "During the second quarter of 2003 we collected a total of $358.6 million from the Czech Republic. We are currently negotiating with the Dutch Tax authorities to minimize our tax exposure with regard to this Award. All the advice we have received suggests that we will not be required to pay tax. As our first half station results indicate, CME has emerged from the long shadow thrown by the Czech dispute as a profitable, growing and tightly run business with an extraordinary balance sheet. On August 15, 2003, the Company will retire all of its Senior Notes. This will virtually eliminate our interest expense and all but eliminate our foreign currency exposure. We are seeking to expand our presence in Central and Eastern Europe through measured development and selective acquisitions."

(1) Segment Data, Segment Net Revenues, Segment EBITDA and Segment Broadcast Cash Flow include the Company's Slovak Republic operations and certain entities in the Ukrainian operations that are not consolidated under US-GAAP and are all non US-GAAP terms. For a reconciliation to the most directly comparable US-GAAP financial measures, see 'Reconciliation Between Consolidated Statements of Operations and Combined Segment Data (non US-GAAP)' below.

The Company will host a teleconference to discuss its results at 10:00 a.m. (New York Time) on Thursday, August 7, 2003. To access the teleconference, please dial 706-634-5500 (U.S. callers) or +44 (0) 1452 562 716 (international callers) ten minutes prior to the start time. The teleconference will also be available via live webcast on the Company's website, located at www.cetv-net.com. If you cannot listen to the teleconference at its scheduled time, there will be a replay available through August 14, 2003 that can be accessed by dialing 800-642-1687 or 706-645-9291, pass-code: 1844876. A replay will also be archived on the company's website.

Forward-Looking and Cautionary Statements

This report contains forward-looking statements, including with respect to the ongoing dispute between CNTS and CET, the future economic climate in the Company's markets, future investments in existing television broadcast operations, business strategies and commitments, trends in our markets and any negotiations with the Dutch Tax Authorities, including any possible outcome of these negotiations or any potential litigation. For these statements and all other forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, affecting the financial position, results of operations and cash flows of the Company, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the renewals of broadcasting licenses, the regulatory environment and compliance, the ability to acquire programming, the ability to attract audiences, the rate of development of advertising markets in countries where the Company currently operates, general market and economic conditions in these countries, the US and Western Europe and the Company's ability to negotiate with the Dutch Tax Authorities. Important factors with respect to the ongoing dispute between CNTS and CET, include, but are not limited to, legal, political and regulatory conditions.

This press release should be read in conjunction with the Central European Media Enterprises Ltd. Form 10-Q for the period ended June 30, 2003, which was filed with the Securities and Exchange Commission on August 6, 2003, the Company's December 31, 2002 Form 10-K filed with the SEC on March 10, 2003 as amended by the Company's Form 10-K/A filed with the SEC on April 25, 2003 and which contain material information about the Company. The Company's SEC filings are available at www.sec.gov.

Central European Media Enterprises Ltd. (CME) is a TV broadcasting company with leading stations in four countries reaching an aggregate of approximately 70 million people. The Company's television stations are located in Romania (PRO TV, Acasa), Slovenia (POP TV, Kanal A), Slovakia (Markiza TV) and Ukraine (Studio 1+1). CME is traded on the NASDAQ under the ticker symbol "CETV".

###

For additional information on CME, please visit www.cetv-net.com or contact:

United States:	Czech Republic:	United Kingdom:
Michael Smargiassi (Investors) Chris Plunkett (Press) Brainerd Communicators, Inc. +212-986-6667	Michal Donath +420-602-222-128	Gerry Buckland (Press) +44-777-486-0011

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(US $000s, except share and per share data)

(Unaudited)

	For the three months Ended June 30,		For the six months ended June 30,
	2003	2002 Restated (1)	2003	2002 Restated (1)
Net revenues..................................................................................................	$ 31,926	$ 26,959	$ 55,448	$ 44,142
STATION EXPENSES:
Operating costs and expenses................................................................	12,436	11,863	21,628	19,100
Amortization of program rights..................................................................	7,099	4,353	14,162	8,519
Depreciation of station fixed assets and other intangibles	1,319	1,457	2,560	2,921
Total station operating costs and expenses............................................	20,854	17,673	38,350	30,540
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES........................	3,489	2,562	6,181	5,083
CORPORATE EXPENSES:
Corporate operating costs..........................................................	3,773	3,027	6,250	6,103
Stock based employee compensation..........................................	5,977	(159)	6,624	417
Amortization of goodwill..........................................................................	-	(77)	-	-
Operating income/(loss)..................................................................
	(2,167)	3,933	(1,957)	1,999
Loss on write down of investment......................................................	-	-	-	(2,685)
Equity in income/(loss) of unconsolidated affiliates...............................	2,372	938	1,606	1,346
Net interest and other expense....................................................................	(6,759)	(7,894)	(12,026)	(12,095)
Change in fair value of derivative........................................................	-	1,414	-	1,108
Foreign currency exchange (loss)/gain, net................................................	(8,291)	(5,364)	(10,316)	(5,513)
Income/(loss) before provision for income taxes, minority interest and discontinued operations..................................................................	(14,845)	(6,973)	(22,693)	(15,840)
Provision for income taxes.......................................................................	(2,722)	(3,652)	(2,965)	(3,869)
Minority interest in (income)/loss of consolidated subsidiaries................	-	1,327	(84)	1,329
Net income/(loss) from continuing operations.......................................
	(17,567)	(9,298)	(25,742)	(18,380)
Discontinued operations - Czech Republic:
Gain/(loss) from discontinued operations (Czech Republic)...................	348,393	(3,018)	345,281	(5,839)
Income tax benefit/(charge).............................................................	-	-	-	-
Net income/(loss).........................................................................	$ 330,826	$ (12,316)	$ 319,539	$ (24,219)

(1) Restated to reflect discontinued Czech Republic operations.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(US $000s, except share and per share data)

(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2003	2002 Restated (1)	2003	2002 Restated (1)

PER SHARE DATA:
Net income/(loss) per share
Continuing operations - Basic and Diluted.......................................	$ (1.33)	$ (0.70)	$ (1.95)	$ (1.39)
Discontinued operations - Basic....................................................	26.34	(0.23)	26.10	(0.44)
Discontinued operations - Diluted..................................................	23.30	(0.23)	(23.09)	(0.44)
Total Net income/(loss) - Basic .....................................................	25.01	(0.93)	24.15	(1.83)
Total Net income/(loss) - Diluted ....................................................	$ 22.12	$ (0.93)	$ 21.37	$ (1.83)

Weighted average common shares used in computing per share amounts:
Basic ('000s).............................................................................................	13,229	13,224	13,229	13,224
Diluted ('000s) (2).....................................................................................	14,955	13,224	14,955	13,224

(1) Restated to reflect discontinued Czech Republic operations.

(2) Diluted EPS for the three and six months ended June, 2002 does not include the impact of 1,265,456 stock options then outstanding, as their inclusion would reduce the net loss per share and would be anti-dilutive.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

SUMMARY OF PRIOR PERIOD RESULTS RESTATED TO REFLECT OPERATIONS IN THE CZECH REPUBLIC AS DISCONTINUED

US $ millions

(Proforma, Unaudited)

	For the years ended December 31,
	2002	2001	2000	1999	1998
Net revenues.........................................................................................	$ 92.3	$ 71.4	$ 73.4	$ 76.0	$ 65.5
STATION EXPENSES:
Operating costs and expenses.......................................................	35.8	35.3	35.6	36.3	34.8
Amortization of program rights.........................................................	20.2	12.8	16.0	25.4	14.7
Depreciation of station fixed assets and other intangibles.............	6.7	9.4	22.4	14.2	9.8
Total station operating costs and expenses..................................	62.7	57.5	74.0	75.9	59.3
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.............	12.3	19.8	15.5	15.5	14.9
CORPORATE EXPENSES:
Corporate operating costs.................................................	11.2	8.4	8.3	16.5	22.4
Stock based employee compensation.................................	3.7	-	-	-	-
Amortization of goodwill................................................................	-	1.7	1.7	2.8	3.7
Restructuring charge...................................................................	-	-	-	-	2.5
Operating income/(loss)........................................................
	2.4	(16.0)	(26.1)	(34.7)	(37.3)
Loss on write down of investment.............................................	(2.7)	-	-	-	-
Equity in income/(loss) of unconsolidated affiliates.....................	2.9	7.1	(0.5)	(11.0)	(3.4)
Net interest and other expense...........................................................	(14.7)	(19.3)	(17.6)	(6.7)	(17.8)
Change in fair value of derivative..............................................	1.1	(1.6)	-	-	-
Gain on sale of subsidiaries........................................................	-	1.8	-	-	-
Foreign currency exchange (loss)/gain, net.....................................	(10.2)	1.6	(2.2)	13.5	(7.6)
Gain on sale of investment..........................................................	-	-	17.2	25.9	-
Income/(loss) before provision for income taxes, minority interest and discontinued operations.....................................	(21.2)	(26.4)	(29.2)	(13.0)	(66.1)
Provision for income taxes............................................................	(3.5)	(1.0)	(0.3)	(0.4)	(0.5)
Minority interest in (income)/loss of consolidated subsidiaries......	(0.6)	2.2	(0.1)	-	0.2
Net income/(loss) from continuing operations..............................
	(25.3)	(25.2)	(29.6)	(13.4)	(66.4)
Discontinued operations:
Gain/(loss) from discontinued operations (Czech Republic).........	11.1	0.4	(7.9)	(69.7)	22.9
Gain/(loss) from discontinued operations (Other)........................	-	2.7	-	(6.8)	(81.8)
Net income/(loss).................................................................	$ (14.2)	$ (22.1)	$ (37.5)	$ (89.9)	$ (125.3)

Segment Data

The Company evaluates the performance of its operations on a geographic basis. The Company's reportable segments are comprised of Romania, Slovak Republic, Slovenia and Ukraine.

The Company evaluates the performance of its segments based on Segment EBITDA and Segment Broadcast Cash Flow. Segment EBITDA and Segment Broadcast Cash Flow include STS and Studio 1+1, neither of which are consolidated under US GAAP.

The assets and liabilities of the Company are managed centrally and are reported internally in the same manner as the consolidated financial statements, thus no additional information is provided.

Segment EBITDA is determined as segment net income/loss, which includes costs for program rights amortization, before interest, taxes, depreciation and amortization of intangible assets. Items that are not allocated to the Company's segments for purposes of evaluating their performance, and therefore are not included in Segment EBITDA, include:

  expenses presented as corporate expenses in the Company's consolidated statements of operations (i.e., corporate operating costs and development expenses, net arbitration related costs/proceeds, stock based compensation and amortization of goodwill);

  changes in the fair value of derivatives;

  foreign currency exchange gains and losses;

  Certain unusual or infrequent items (e.g., gains and losses/impairments on assets or investments).

Segment EBITDA is also used as a target for management bonuses.

Segment Broadcast Cash Flow is determined as Segment EBITDA before program rights amortization less cash paid for programming. Segment Broadcast Cash Flow is used by management as a complement to Segment EBITDA in order to evaluate whether future program commitments and expenditure are being made at a higher or lower cost than actual usage of the program library. The inclusion of this measure allows investors to review the underlying cash costs of our program rights acquisitions and compare them to the Segment EBITDA data.

Below are tables which reconcile the Company's Segment EBITDA and Segment Broadcast Cash Flow to its consolidated US GAAP results for the three and six months ended June 30, 2003 and 2002:

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

RECONCILIATION BETWEEN CONSOLIDATED STATEMENTS OF OPERATIONS

AND SEGMENT DATA (NON US-GAAP)

	SEGMENT FINANCIAL INFORMATION
	For the three months ended June 30,
	(US $000's)
	Net Revenues (1)		Segment EBITDA		Segment Broadcast Cash Flow
	2003	2002	2003	2002	2003	2002
Country
Romania (2)	$ 13,760	$ 8,607	3,588	$ 869	$ 1,790	$ 639
Slovak Republic (MARKIZA TV)	14,698	11,199	5,524	3,123	4,867	3,821
Slovenia (POP TV and KANAL A)	11,100	11,615	4,354	4,331	4,294	4,104
Ukraine (STUDIO 1+1)	8,447	7,574	1,192	2,221	1,649	1,504
Total Segment Data	$ 48,005	$ 38,995	$ 14,658	$ 10,544	$ 12,600	$ 10,068

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	$ 31,926	$ 26,958	$ (14,845)	$ (6,973)	$ (14,845)	$ (6,973)
Corporate Expenses	-	-	9,750	2,791	9,750	2,791
Unconsolidated Affiliates:
Ukraine (Studio 1+1)	1,381	838	232	(759)	232	(759)
Slovak Republic (MARKIZA TV)	14,698	11,199	5,524	3,123	5,524	3,123
Station Depreciation	-	-	1,319	1,457	1,319	1,457
Loss on write down of investment	-	-	-	-	-	-
Equity in income/(loss) of unconsolidated affiliates	-	-	(2,372)	(938)	(2,372)	(938)
Net interest and other expense	-	-	6,759	7,894	6,759	7,894
Change in fair value of derivative	-	-	-	(1,414)	-	(1,414)
Foreign currency exchange (loss)/gain, net	-	-	8,291	5,363	8,291	5,363
Cash paid for programming	-	-	-	-	(14,541)	(7,020)
Program amortization	-	-	-	-	9,393	6,544
Total Segment Data	$ 48,005	$ 38,995	$ 14,658	$ 10,544	$ 12,600	$ 10,068
(1) All revenue is derived from external customers (2) Romanian networks are PRO TV, ACASA and PRO TV INTERNATIONAL

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

RECONCILIATION BETWEEN CONSOLIDATED STATEMENTS OF OPERATIONS

AND SEGMENT DATA (NON US-GAAP) (continued)

	SEGMENT FINANCIAL INFORMATION
	For the six months ended June 30,
	(US $000's)
	Net Revenues (1)		Segment EBITDA		Segment Broadcast Cash Flow
	2003	2002	2003	2002	2003	2002
Country
Romania (2)	$ 23,008	$ 15,289	$ 5,061	$ 1,585	$ 3,031	$ 890
Slovak Republic (MARKIZA TV)	24,186	18,484	6,436	3,482	6,338	3,994
Slovenia (POP TV and KANAL A)	18,909	17,682	6,350	6,013	6,310	6,312
Ukraine (STUDIO 1+1)	15,988	14,354	2,371	3,930	1,992	2,658
Total Segment Data	$ 82,091	$ 65,809	$ 20,218	$ 15,010	$ 17,671	$ 13,854

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	$ 55,448	$ 44,142	$ (22,693)	$ (15,840)	$ (22,693)	$ (15,840)
Corporate Expenses	-	-	12,874	6,520	12,874	6,520
Unconsolidated Affiliates:
Ukraine (Studio 1+1)	2,457	3,183	305	88	305	88
Slovak Republic (MARKIZA TV)	24,186	18,484	6,436	3,482	6,436	3,482
Station Depreciation	-	-	2,560	2,921	2,560	2,921
Loss on write down of investment	-	-	-	2,685	-	2,685
Equity in income/(loss) of unconsolidated affiliates	-	-	(1,606)	(1,346)	(1,606)	(1,346)
Net interest and other expense	-	-	12,026	12,095	12,026	12,095
Change in fair value of derivative	-	-	-	(1,108)	-	(1,108)
Foreign currency exchange (loss)/gain, net	-	-	10,316	5,513	10,316	5,513
Cash paid for programming	-	-	-	-	(21,072)	(13,881)
Program amortization	-	-	-	-	18,525	12,725
Total Segment Data	$ 82,091	$ 65,809	$ 20,218	$ 15,010	$ 17,671	$ 13,854
(1) All revenue is derived from external customers (2) Romanian networks are PRO TV, ACASA and PRO TV INTERNATIONAL